                                                                    EXHIBIT 10.5

                            STOCK PURCHASE AGREEMENT

            THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of March 26, 2001, is by and among JUSI HOLDINGS, INC. ("JUSI"), USI GLOBAL CORP. ("Global" and together with JUSI, the "USI Parties"), STRATEGIC INDUSTRIES, LLC ("SILLC"), REXAIR HOLDINGS, INC. (f/k/a Strategic Industries, Inc. and prior thereto as Rexair Holdings, Inc.) (the "Company"), REXAIR, INC. ("Rexair"), STRATEGIC FINANCE COMPANY ("Strategic Finance"), SILLC HOLDINGS, LLC ("SILLC Holdings"), ATECH TURBINE COMPONENTS, INC. ("Atech"), BEARING INSPECTION HOLDINGS INC. ("Bearing"), BILTBEST PRODUCTS, INC. ("BiltBest"), CARISBROOK INDUSTRIES INC. ("Carisbrook"), EJ FOOTWEAR LLC ("EJ"), GARDEN STATE TANNING INC. ("Garden State"), HURON INC. ("Huron"), LEON PLASTICS INC. ("Leon"), SCF INDUSTRIES, INC. ("SCF") and together with SILLC, the Company, Rexair, Strategic Finance, SILLC Holdings, Atech, Bearing, BiltBest, Carisbrook, EJ, Garden State, Huron and Leon, the "Strategic Parties"), CITICORP MEZZANINE III, L.P. ("CMF") and COURT SQUARE CAPITAL LTD ("CSCL").

            WHEREAS, JUSI is an indirect wholly-owned subsidiary of U.S. Industries, Inc. ("USI");

            WHEREAS, on March 24, 2000, USI, JUSI, SILLC, the Company and Automotive Interior Products LLC entered into an Amended and Restated Subscription Agreement (the "Subscription Agreement") pursuant to which, among other things, SILLC caused SILLC Holdings to purchase from the Company a number of shares of common stock, par value $.01 per share, of the Company (the "Common Stock") equal to 75% of the issued and outstanding shares of Common Stock after giving effect to such issuance (the "Shares");

            WHEREAS, on March 24, 2000, in connection with the disposition of USI's diversified businesses JUSI received approximately $209 million in aggregate principal amount of 12.0% Increasing Rate Senior Notes due 2007 of Strategic Finance (subsequently redesignated 12.5% Senior Notes Due 2007) (the "Strategic Notes");

            WHEREAS, USI has guaranteed (the "USI Guaranty") the obligations of Rexair under that certain Credit Agreement, dated as of March 24, 2000, among the Company, Rexair, the lenders thereto and Bank of America, N.A., as Administrative Agent (the "Rexair Credit Agreement");

            WHEREAS, SILLC has deposited the Shares into escrow with Chase Manhattan Trust Company, as trustee (the "Trustee"), pursuant to that certain Escrow Agreement dated as of March 24, 2000 among USI, JUSI, SILLC, Rexair and the Trustee (the "Escrow Agreement");

            WHEREAS, USI intends to refinance its existing senior credit facilities by raising in excess of $1.1 billion consisting of new bank debt and new senior subordinated notes (the "USI Refinancing");

            WHEREAS, the failure of USI to maintain certain specified credit ratings for its senior unsecured debt would result in an event of default under the Rexair Credit Agreement;

            WHEREAS, if USI causes a payment to be made under the USI Guaranty to the lenders under the Rexair Credit Agreement, the Escrow Agreement provides that the Shares will be transferred to USI unless SILLC reimburses USI for such payment;

            WHEREAS, on March 24, 2000, the Strategic Parties and CMF and the USI Parties entered into a Registration Rights and Remarketing Agreement (the "Remarketing Agreement");

            WHEREAS, on March 24, 2000, the Company, SILLC and JUSI entered into a Securities Purchase and Holders Agreement (the "Rexair SPHA");

            WHEREAS, on March 24, 2000, the Company, SILLC and JUSI entered into a Registration Rights Agreement (the "Rexair RRA");

            WHEREAS, on March 24, 2000, SILLC, CSCL, JUSI, CMF and those certain Management Investors entered into a Securities Purchase and Holders Agreement (the "Equity SPHA"); and

            WHEREAS, JUSI desires to purchase, and SILLC Holdings desires to sell to JUSI, the Shares upon the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                      PURCHASE AND SALE OF SHARES; CLOSING

            1.1 PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined), SILLC Holdings will sell, transfer, convey and assign to JUSI, and JUSI will purchase and acquire from SILLC Holdings, for the Purchase Price specified in Section 1.2 and free and clear of all Encumbrances (as defined below) all of SILLC Holdings' right, title and interest in and to the Shares.

            1.2 PURCHASE PRICE. In consideration for the sale and purchase of the Shares JUSI will transfer and assign to SILLC Holdings all of JUSI's right, title and interest in and to $27,000,000 in aggregate principal amount of the Strategic Notes, plus any accrued interest thereon (the "Purchase Price") free and clear of all Encumbrances.

            1.3 CLOSING DATE. The date (the "Closing Date") for closing the transactions contemplated hereby (the "Closing") shall be the date on which USI consummates the USI Refinancing, which shall in no event occur prior to April 3, 2001.

            (a) At the Closing, SILLC Holdings, Rexair, the Company and SILLC will deliver to USI the following:

            (i) A letter of instruction to the Escrow Agent in the form attached as Exhibit A hereto; and

            (ii) An executed termination agreement in the form of Exhibit B hereto terminating the Rexair SPHA and the Rexair RRA;

            (b) At the Closing, JUSI and USI will deliver to SILLC the following:

            (i) A letter of instruction to the Escrow Agent in the form attached as Exhibit A hereto;

            (ii) $27,000,000 in aggregate principal amount of the Strategic Notes, plus any accrued interest thereon, to SILLC Holdings pursuant to
      Section 1.1 above, and documents in forms acceptable to SILLC Holdings, duly executed, effecting the transfer thereof; and

            (iii) An executed termination agreement in the form of Exhibit B hereto terminating the Rexair SPHA, and the Rexair RRA;

                                   ARTICLE II

      REPRESENTATIONS AND WARRANTIES OF THE STRATEGIC PARTIES, CSCL AND CMF

            2.1 The Strategic Parties hereby jointly and severally represent and warrant to the USI Parties as follows, on the date hereof and on the Closing
Date:

            (a) Each of the Strategic Parties is a corporation duly incorporated and validly existing under the laws of its jurisdiction of organization. SILLC Holdings has all requisite corporate power and authority to own the Shares.

            (b) Each of the Strategic Parties has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of each of the Strategic Parties' obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate proceedings on the part of each of the Strategic Parties, including, without limitation, any action required by each party's Board of Directors and stockholders. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not violate any provision of any Strategic Party's charter or by-laws or similar organizational instrument and do not and will not conflict with or constitute a default under or require a consent under any instrument, agreement or document to which any of the Strategic Parties is a party or by which any such party is bound, or any order of any court applicable to any of the Strategic Parties (except as required under the Loan and Security Agreement dated as of March 24, 2000 among the financial institutions named therein ("Lenders"), Bank of America, N.A., as agent, the borrowers thereunder and SILLC Holdings). This Agreement has been duly executed and delivered by each of the Strategic Parties, and, assuming the due execution hereof by the USI Parties, this Agreement constitutes the legal, valid and binding obligation of each of the Strategic Parties, enforceable against each of the Strategic Parties in accordance with its terms. As of the Closing, the other agreements and instruments contemplated hereby will have been duly and validly executed and delivered by each of the Strategic Parties, and, assuming due authorization, execution and delivery by the parties thereto, will constitute the valid and binding agreements of each of the Strategic Parties, enforceable against each of the Strategic Parties in accordance with their terms.

            (b) SILLC Holdings is the record and beneficial owner of the Shares and has the complete and unrestricted right to sell, transfer, assign and convey the Shares to JUSI. Upon consummation of the transaction as contemplated by this Agreement, SILLC Holdings will deliver to JUSI good and marketable title to the Shares free and clear of any liens, claims, charges, pledges, security interests, options or other legal or equitable encumbrances, including, without limitation, any agreement, understanding or restriction affecting the voting rights or other incidents of record or beneficial ownership pertaining to the Shares (each an "Encumbrance").

            (c) Since March 24, 2000, neither SILLC, SILLC Holdings, the Company nor Rexair have issued any shares of capital stock, membership units, or other form of equity or any options or rights to acquire shares of capital stock, membership units or other form of equity, except that SILLC has issued an additional 6,000 units of common interests and 1,777.5 units of preferred interests to management.

            (d) The Company is the record holder and beneficial owner of all of the issued and outstanding shares of capital stock of Rexair.

            (e) No filing with, approval by or consent of any governmental authority, court or regulatory agency is required in order for each of the Strategic Parties to consummate the transactions contemplated by this Agreement.

            2.2 CSCL hereby represents and warrants to the USI Parties as follows, on the date hereof and on the Closing Date:

            (a) CSCL is a corporation duly incorporated and validly existing under the laws of its jurisdiction of organization.

            (b) CSCL has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of each of CSCL's obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by CSCL. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not violate any provision of CSCL's charter or by-laws or similar organizational instrument and do not and will not conflict with or constitute a default under or require a consent under any instrument, agreement or document to which CSCL is a party or by which such party is bound, or any order of any court applicable to CSCL. This Agreement has been duly executed and delivered by CSCL, and, assuming the due execution hereof by the USI Parties and CMF, this Agreement constitutes the legal, valid and binding obligation of CSCL, enforceable against CSCL in accordance with its terms. As of the Closing, the other agreements and instruments contemplated hereby will have been duly and validly executed and delivered by CSCL, and, assuming due authorization, execution and delivery by the parties thereto, will constitute the valid and binding agreements of CSCL, enforceable against CSCL in accordance with their terms.

            (c) No filing with, approval by or consent of any governmental authority, court or regulatory agency is required in order for CSCL to consummate the transactions contemplated by this Agreement.

            2.3 CMF hereby represents and warrants to the USI Parties as follows, on the date hereof and on the Closing Date:

            (a) CMF is a limited partnership duly organized under its jurisdiction of organization.

            (b) CMF has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of each of CMF'S obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by CMF. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not violate any provision of CMF'S charter or by-laws or similar organizational instrument and do not and will not conflict with or constitute a default under or require a consent under any instrument, agreement or document to which CMF is a party or by which such party is bound, or any order of any court applicable to CMF. This Agreement has been duly executed and delivered by CMF, and, assuming the due execution hereof by the USI Parties and CSCL, this Agreement constitutes the legal, valid and binding obligation of CMF, enforceable against CMF in accordance with its terms. As of the Closing, the other agreements and instruments contemplated hereby will have been duly and validly executed and delivered by CMF, and, assuming due authorization, execution and delivery by the parties thereto, will constitute the valid and binding agreements of CMF, enforceable against CMF in accordance with their terms.

            (b) No filing with, approval by or consent of any governmental authority, court or regulatory agency is required in order for CMF to consummate the transactions contemplated by this Agreement.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE USI PARTIES

            3.1 The USI Parties hereby jointly and severally represent and warrant to each of the Strategic Parties, CSCL and CMF as follows, on the date hereof and on the Closing Date:

            (a) Each of the USI Parties is a corporation duly incorporated and validly existing under the laws of its jurisdiction of organization. JUSI has all requisite corporate power and authority to own the Strategic Notes to be transferred pursuant to Section 1.1.

            (b) Each of the USI Parties has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of each of the USI Parties' obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate proceedings on the part of each of the USI Parties, including, without limitation, any action required by each party's Board of Directors and stockholders. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not violate any provision of any of the USI Party's charter or by-laws or similar organizational instrument and do not and will not conflict with or constitute a default under or require a consent under any instrument, agreement or document to which any of the USI Parties is a party or by which any such party is bound, or any order of any court applicable to any of the USI Parties. This Agreement has been duly executed and delivered by each of the USI Parties, and, assuming the due execution hereof by each of the Strategic Parties, CSCL and CMF, this Agreement constitutes the legal, valid and binding obligation of each of the USI Parties, enforceable against each of the USI Parties in accordance with its terms. As of the Closing, the other agreements and instruments contemplated hereby will have been duly and validly executed and delivered by each of the USI Parties, and, assuming due authorization, execution and delivery by the parties thereto, will constitute the valid and binding agreements of each of the USI Parties, enforceable against each of the USI Parties in accordance with their terms.

            (c) JUSI is the record and beneficial owner of the Strategic Notes to be transferred pursuant to Section 1.1 and, subject to the terms of the Remarketing Agreement, has the complete and unrestricted right to sell, transfer, assign and convey such notes to SILLC Holdings. Upon consummation of the transactions contemplated by this Agreement, JUSI will deliver to SILLC Holdings good and marketable title to the Strategic Notes free and clear of any Encumbrance.

            (d) Subject to the terms of the Remarketing Agreement, no filing with, approval by or consent of any governmental authority, court or regulatory agency is required in order for JUSI to consummate the transactions contemplated by this Agreement.

                                   ARTICLE IV

                       ADDITIONAL COVENANTS OF THE PARTIES

            4.1 COOPERATION. Each of the Strategic Parties will (A) give USI and its representatives (including the initial purchasers of USI's senior subordinated notes and the arrangers of USI's new senior secured credit facility) reasonable access to (i) the books and records and senior management of the Company and Rexair for purposes of conducting such limited due diligence review of the Company and Rexair as is reasonably necessary to consummate the USI Refinancing and (ii) SILLC's, the Company's and Rexair's independent auditors for the purpose of obtaining a customary comfort letter with respect to information regarding the Company, Rexair and SILLC set forth in USI's offering memorandum for its senior subordinated notes (the "Offering Memorandum"), provided however, that with respect to SILLC, such information shall be as described in clause (y) of the last sentence below of this Section 4.1, and (B) cause the Company's and Rexair's independent auditors to perform such reviews as are necessary under applicable standards for such auditors to give their consent to the publication of the financial statements of the Company described in the following sentence. The Company does hereby consent to the publication in the Offering Memorandum, USI's confidential information memorandum relating to USI's new senior secured credit facilities (the "Bank Book") and USI's Registration Statement on Form S-4 to be filed in connection with the exchange offer referred to in the Offering Memorandum (the "USI Financing Publications") of the financial statements of the Company and related notes that are required to be included in such publications or are customarily included in such publications. SILLC does hereby consent to the publication (x) in the Bank Book of historical Net Sales, EBITDA, Adjusted EBITDA and debt (and percentages and ratios derived therefrom) information for SILLC and (y) in the Offering Memorandum and related S-4 Registration Statement of Net Sales and EBITDA of SILLC as of September 30, 1999.

            4.2 INTEREST PAYMENTS ON STRATEGIC NOTES. Strategic Finance shall make the interest payment due under the Strategic Notes on April 2, 2001.

            4.3 CONSENT OF LENDERS. The Strategic Parties shall use their commercially reasonable efforts to obtain the consent of the Lenders to the transaction contemplated hereby by no later than April 15, 2001 and shall promptly notify the USI Parties of the receipt of such consent.

            4.4 REGISTRATION RIGHTS AND REMARKETING AGREEMENT. CMF hereby irrevocably waives any and all restrictions on the sale of the Strategic Notes to be transferred to SILLC Holdings pursuant to this Agreement set forth in the Remarketing Agreement, including the opportunity of the Tag-Along Holders (as such term is defined in the Remarketing Agreement) to participate in the sale of the Strategic Notes. The waiver herein is limited to the sale of the Strategic Notes as contemplated by this Agreement and does not otherwise affect or otherwise waive compliance with any other agreement or condition contained in the Remarketing Agreement.

            4.5 STRATEGIC MEMBERSHIP COMPANY. (a) The USI Parties and the Strategic Parties will cooperate so that USI can transfer its equity interest in SILLC into a holding company that will take the form and have the characteristics contemplated by the September 2000 draft offering memorandum of Strategic Finance Company and Strategic Membership Company.

            (b) Each of the Strategic Parties, CSCL and CMF hereby irrevocably waives any and all restrictions contained in Section 3 of the Remarketing Agreement and Section 5.6 of the Equity SPHA that would otherwise affect or restrict USI's and its affiliates' grant, in connection with the USI Refinancing, of a security interest in the Strategic Notes, USI's or its affiliates' preferred or common equity interest in SILLC or any interest of USI or its affiliates in the holding company referred to in Section 4.5(a) above.

            (c) The USI Parties, the Strategic Parties, CSCL and CMF further agree that USI and its affiliates shall have the right to include USI's preferred and/or common equity interest in SILLC (or after the restructuring contemplated by the first sentence of this section, the holding company referred to in such sentence) in any remarketing of the Strategic Notes pursuant to the Remarketing Agreement; provided, that prior to exercising such rights, the USI Parties shall have exercised their rights under the Remarketing Agreement with respect to the Strategic Notes and any such remarketing of USI's preferred and/or common equity interest in SILLC shall be in conjunction with and incidental to remarketing of the Strategic Notes. Except as expressly stated hereby with respect to common and preferred equity in SILLC, nothing in this
Section 4.5(c) shall expand, modify or enlarge the Strategic Parties' obligations or the USI Parties' rights under the Remarketing Agreement.

            4.6 FURTHER ASSURANCES. SILLC Holdings and JUSI agree that, from time to time, whether at or after the Closing Date, each of them will execute and deliver such further instruments of conveyance and transfer and take such other action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

                                   ARTICLE V

                              CONDITIONS TO CLOSING

            5.1 CONDITIONS TO THE OBLIGATIONS OF EACH OF THE USI PARTIES, AS Applicable. The obligations of the USI Parties to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Closing of the following conditions:

            (a) CONSUMMATION OF REFINANCING. USI shall have consummated the USI Refinancing.

            (b) CLOSING DELIVERIES. The relevant Parties shall have delivered to JUSI the documents required by Section 1.3(a).

            5.2 CONDITIONS TO THE OBLIGATIONS OF EACH OF THE STRATEGIC PARTIES, AS APPLICABLE. The obligations of the Strategic Parties to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Closing of the following conditions:

            (a) CLOSING DELIVERIES. The relevant Parties shall have delivered to SILLC Holdings the documents required by Section 1.3(b).

            (b) CONSENT. The Strategic Parties shall have received consent from the Lenders to the transaction contemplated hereby.

                                   ARTICLE VI

                                   TERMINATION

            6.1 TERMINATION. This Agreement may be terminated (a) at any time upon mutual agreement of JUSI and SILLC Holdings or (b) by any of JUSI, SILLC Holdings, CSCL or CMF if the Closing shall not have occurred on or before May 31, 2001 (the "Termination Date"). Sections 4.5(a), 4.5(c) and 7.5 shall survive any termination of this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

            7.1 NATURE AND SURVIVAL OF REPRESENTATIONS. All representations, warranties and agreements shall survive the Closing hereunder.

            7.2 NO BROKER. Each of the parties represent that no broker or finder has been employed by either of them in connection with the transactions contemplated hereby.

            7.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

            7.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the choice of law principles thereof.

            7.5 EXPENSES. All legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, provided however, that (i) JUSI shall bear any and all legal and other costs incurred by the Strategic Parties as a result of the Strategic Parties compliance with Sections 4.1 and
4.5 of this Agreement and (ii) JUSI shall bear any and all legal and other costs (other than the costs contemplated by the immediately preceding clause (i)) incurred by the Strategic Parties in connection with this Agreement and the transaction contemplated hereby up to maximum of $25,000.

            7.6 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission or telexed or three days after being mailed by registered or certified mail (return receipt requested), postage prepaid, and one business day after deposited with an overnight courier service if delivered by overnight courier, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change in address shall be effective only upon receipt thereof):

            (a)   If to JUSI, or any of the USI Parties:

                  c/o U.S. Industries, Inc.
                  101 Wood Avenue South
                  Iselin, New Jersey 08830
                  Telephone:  (732) 767-0700
                  Telecopy:   (732) 767-2208
                  Attention:  General Counsel

            (b)   If to SILLC, or any of the Strategic Parties:

                  Strategic Industries, LLC
                  18223 Shawley Drive, Suite150
                  P.O. Box 2824
                  Telephone:  (301) 393-5720Telecopy: (301)
                  393-5764Attention:  President

            (c)   If to CMF:

                  Citigroup Mezzanine III, L.P.
                  399 Park Avenue
                  14th floor-Zone 4
                  New York, New York 10043
                  Telephone:
                  Telecopy:   (212) 818-2940
                  Attention:  Richard Mayberry

            (d)   If to CSCL:

                  Court Square Capital Limited
                  399 Park Avenue
                  14th floor
                  New York, New York 10043
                  Telephone:
                  Telecopy:   (212) 888-2940
                  Attention: Thomas McWilliams

            7.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party hereto will assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other parties hereto.

            7.8 HEADINGS; DEFINITIONS. The section and article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

            7.9 AMENDMENTS AND WAIVERS. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Any party hereto may, only by an instrument in writing, waive compliance by any other party hereto with any term or provision of this Agreement on the part of such party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

            7.10 ENTIRE AGREEMENT. This Agreement sets forth the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements with respect to such subject matter.

            7.11 SPECIFIC PERFORMANCE. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

            7.12 FACSIMILES. This Agreement, and any amendments hereto, to the extent signed and delivered by means of facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto shall claim that this Agreement is invalid, not binding or unenforceable based upon the use of a facsimile machine to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine, and each such party forever waives any such claim or defense.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the day first above written.



                                          JUSI HOLDINGS, INC.



                                          By:  /s/ Steven C. Barre
                                             -----------------------------------
                                             Name:  Steven C. Barre
                                             Title: VP



                                          USI GLOBAL CORP.



                                          By:  /s/ Steven C. Barre
                                             -----------------------------------
                                             Name:  Steven C. Barre
                                             Title: VP



                                          STRATEGIC INDUSTRIES, LLC



                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: President & CEO



                                          REXAIR HOLDINGS, INC.



                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: President

                                          REXAIR, INC.



                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: Vice President



                                          STRATEGIC FINANCE COMPANY



                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: President



                                          SILLC HOLDINGS, LLC



                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: President & CEO



                                          ATECH TURBINE COMPONENTS, INC.



                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: Vice President



                                          BEARING INSPECTION HOLDINGS INC.



                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: Vice President

                                          BILTBEST PRODUCTS INC.



                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: Vice President



                                          CARISBROOK INDUSTRIES INC.



                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: Vice President



                                          EJ FOOTWEAR LLC



                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: Vice President



                                          GARDEN STATE TANNING INC.



                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: Vice President



                                          HURON INC.



                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: Vice President

                                          LEON PLASTICS INC.




                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: Vice President



                                          SCF INDUSTRIES INC.



                                          By: /s/ Robert C. Stift
                                             -----------------------------------
                                             Name:  Robert C. Stift
                                             Title: Vice President



                                          CITICORP MEZZANINE III, L.P.




                                          By: /s/ Richard Mayberry
                                             -----------------------------------
                                             Name:  Richard Mayberry
                                             Title:



                                          COURT SQUARE CAPITAL LTD




                                          By: /s/ Thomas McWilliams
                                             -----------------------------------
                                             Name:  Thomas McWilliams
                                             Title: